BNY Dreyfus Institutional Preferred Government Plus Money Market Fund

(Institutional Shares)

Summary Prospectus
July 31, 2026

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com. The fund's prospectus and statement of additional information, dated July 31, 2026 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management fees	.10
Other expenses	.00*
Total annual fund operating expenses	.10
Fee waiver+	(.00)*
Total annual fund operating expenses (after fee waiver)	.10

* Amount represents less than .01%.

+ The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has agreed in its management agreement with the fund to pay all of the fund's expenses, except management fees, brokerage fees and commissions, if any, fees pursuant to any distribution or shareholder services plan adopted by the fund, fees and expenses of the non-interested board members and their counsel and independent counsel to the fund, and any extraordinary expenses. BNY Mellon Investment Adviser, Inc. has further agreed to reduce its fee in an amount equal to the fund's allocable portion of the fees and expenses of the non-interested board members and the fees and expenses of independent counsel to the fund and to the non-interested board members (in the amount of less than .01% for the past fiscal year). These provisions in the management agreement may not be amended without the approval of the fund's shareholders.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example is based on net operating expenses, which reflect the contractual undertaking by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$10	$32	$56	$128

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Principal Investment Strategy

The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized fully by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), and seeks to maintain a stable share price of $1.00.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such will invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized fully by cash and/or government securities, and cash. Under normal circumstances, the fund will invest its assets so that at least 80% of its net assets (plus any borrowing for investment purposes) are invested in government securities and/or repurchase agreements that are collateralized fully by government securities. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government.

The fund invests in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities and seeks to enter into repurchase agreements that present minimal credit risk (and are considered "eligible securities" as defined in Rule 2a-7 under the 1940 Act), based on an assessment by Dreyfus, a division of Mellon Investments Corporation, the fund's sub-adviser, of the counterparty's credit quality and capacity to meet its financial obligations, among other factors.

Principal Risks

An investment in the fund is not a bank account or a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. BNY Mellon Investment Adviser, Inc. and its affiliates are not required to reimburse the fund for losses, and you should not expect that BNY Mellon Investment Adviser, Inc. or its affiliates will provide financial support to the fund at any time, including during periods of market stress. The fund is subject to the following principal risks:

• Interest rate risk: This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• U.S. Treasury securities risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement. If this occurs, the fund may suffer a loss if the proceeds from the sale of the underlying securities are less than the repurchase price.

BNY Dreyfus Institutional Preferred Government Plus Money Market Fund Institutional Shares Summary	2

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  In addition, turbulence in financial markets and reduced liquidity in fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Institutional shares from year to year. The table shows the average annual total returns of the fund's Institutional shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Institutional Shares

During the periods shown in the chart: Best Quarter 2023, Q4: 1.36 Worst Quarter 2021, Q3: 0.01

The year-to-date total return of the fund's Institutional shares as of June 30, 2026 was 1.84%.

Average Annual Total Returns (as of 12/31/25)
	1 Year	5 Years	10 Years
Institutional Shares	4.37%	3.32%	2.22%

For the current yield, call toll free 1-800-373-9387.

Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Dreyfus, a division of Mellon Investments Corporation, to serve as the fund's sub-adviser.

Purchase and Sale of Fund Shares

The fund's Institutional shares are designed for funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust for the investment of their excess cash and for the investment of their cash collateral in connection with portfolio securities lending. The fund's Institutional shares also may be purchased on behalf of clients of separately managed account programs or other similar programs (each, a "Program") where BNYIA, Dreyfus or their affiliates has an agreement directly with the client to provide advisory and administrative and other similar services to the Program for compensation. The fund's Institutional shares are not offered to any other investors. In general, the fund's minimum initial investment is $1 billion with no minimum subsequent investment. Certain types of accounts are eligible for lower minimum investments. You may sell (redeem) your shares on any business day by wire or through compatible computer systems. Please call 1-800-373-9387 (inside the U.S. only) for more information.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through a U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

The fund's Institutional shares are designed for funds in the BNY Mellon Family of Funds and BNY Mellon Funds Trust for the investment of their excess cash and for the investment of their cash collateral in connection with portfolio securities lending. The fund’s Institutional shares also may be purchased on behalf of clients of Programs where BNYIA, Dreyfus or their affiliates has an agreement directly with the client to provide advisory and administrative and other similar services to the Program for compensation. The fund's Institutional shares are not offered to any other investors. Accordingly, no payments are made to broker-dealers or other financial intermediaries in connection with the sale of fund shares.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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